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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                        --------------------------------

                                    FORM 8-K
                        --------------------------------


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): November 16, 2005
                            -------------------------

                                 INTERLAND, INC.
             (Exact name of registrant as specified in its charter)
                            -------------------------

---------------------------------------- -------------------------------------- --------------------------------------
               MINNESOTA                               000-17932                             41-1404301
---------------------------------------- -------------------------------------- --------------------------------------
     (State or Other Jurisdiction              (Commission File Number)                     (IRS Employer
           of Incorporation)                                                             Identification No.)
---------------------------------------- -------------------------------------- --------------------------------------

            303 PEACHTREE CENTER AVENUE, SUITE 500, ATLANTA, GA 30303
               (Address of principal executive office) (zip code)

       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (404) 260-2721

                                       N/A
          (Former name or former address, if changed since last report)

                            -------------------------

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_|  Pre-commencement   communications  pursuant  to  Rule  14d-2(b)  under  the
     Exchange Act (17 CFR 240.14d-2(b))

|_|  Pre-commencement   communications  pursuant  to  Rule  13e-4(c)  under  the
     Exchange Act (17 CFR 240.13e-4(c))

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


ITEM 8.01   OTHER EVENTS

Entry of Final Judgment in BizRocket/Worldwide Internet Publishing Corporation Litigation

     In a written order dated November 9, 2005, Judge Patricia A. Seitz (U.S.D.C. - S.D. FL) granted Interland's motion for judgment as a matter of law in BizRocket.com, Inc. f/k/a Home Care America, Inc. v. Interland, Inc. f/k/a Micron Electronics, Inc. (Case No. 04-60706), entering judgment against Interland in the case for $1.00.

     As previously disclosed in the Company's reports on Form 10-K and 10-Q, Interland is a defendant in the foregoing case brought by Bizrocket arising out of events allegedly occurring at Worldwide Internet Publishing Corporation (a company that Interland acquired) in and around October 1999. On September 2, 2005, in a trial of this matter on the merits the jury returned a verdict against Interland in the amount of $800,000. Thereafter, the court granted Interland's motion for judgment as a matter of law, reducing the verdict to $1.00 and entering judgment against Interland in that amount.

     Although the plaintiff may appeal the court's order, Interland does not expect that this litigation will have a material adverse effect on Interland.




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


                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, Interland, Inc. has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  November 18, 2005               INTERLAND, INC.


                                        By:  /s/ Gonzalo Troncoso
                                             -----------------------------------
                                             Gonzalo Troncoso
                                             Executive Vice President and Chief
                                             Financial Officer
                                             (Principal Financial Officer)




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